EXHIBIT 99.03


                                February __, 1997



         Hecla Mining Company
         6500 Mineral Drive
         Coeur d'Alene, Idaho  83814

         Attention:  John P. Stilwell

                   RE:  SUBSCRIPTION AGREEMENT

         Gentlemen:

              1. The undersigned (the "Purchaser") hereby subscribes for, and agrees to purchase from Hecla Mining Company, a Delaware corporation (the "Company"), __________ shares (the "Shares") of the Company's Common Stock, par value U.S.$0.25 per share (including the preferred stock purchase rights associated with the Common Stock issued pursuant to that certain Right Agreement, dated as of May 10, 1996, between the Company and American Stock Transfer & Trust Company, as Rights Agent) at a purchase price of U.S.$6.25 per share (the "Per-Share Purchase Price"), upon the terms and subject to the conditions set forth herein.

              2. The closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10017 at 10:00 a.m., New York City time, after the later of (the "Closing Date"): (i) the third New York Stock Exchange, Inc. ("NYSE") trading day ("NYSE Trading Day") after the date the Company accepts this Agreement in writing; or (ii) the first NYSE trading day after the date on which all of the conditions set forth in paragraphs 4 and 5 of this Agreement shall have been satisfied or waived. At the Closing, the Purchaser shall deliver to the Company (by wire transfer in U.S. dollars to an account to be designated in writing by the Company to the Purchaser) the Aggregate Purchase Price (as hereinafter defined) in same-day funds. The "Aggregate Purchase Price" shall be equal to (a) the number of Shares agreed to be purchased by the Purchaser pursuant to this Agreement, multiplied by (b) the Per-Share Purchase Price, all as set forth in paragraph 1 of this Agreement. Following receipt of the Aggregate Purchase Price, at the Closing the Company shall deliver to the Purchaser, or its designee, representative or account, one or more stock certificates, registered on the Company's stock transfer books in the name of the Purchaser (or a depository account for the benefit of the Purchaser) as set forth on the signature page of this Agreement.





              3. The Purchaser hereby makes the following representa-tions, warranties and covenants to the Company:

                   (i) The Purchaser has the requisite power and authority to enter into and perform this Agreement, the execution and delivery of this Agreement by the Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action, and no further consent or authorization of the Purchaser is required. This Agreement has been duly executed and delivered by the Purchaser and upon acceptance of this Agreement by the Company, this Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

                   (ii) The execution, delivery and performance of this
              Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby or relating hereto do not and will not (a) result in the vio-lation of any provision of the Purchaser's organizational documents or (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, any agreement, indenture or instrument to which the Purchaser is a party, or result in a violation of any law, rule, regulation, order, judgment or decree of any court or governmental agency applicable to the Purchaser or its properties. The Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or purchase the Shares in accordance with the terms hereof.

                   (iii) The Purchaser has available and will have available as of the Closing Date funds in the amount of the Aggregate Purchase Price sufficient to purchase the Shares pursuant to this Agreement.

                   (iv) The Purchaser has not received from the Company
              or any other source (including Muzinich & Co., as Placement Agent), any material non-public information concerning the Company or its operations. In purchasing the Shares, the Purchaser confirms that it is relying solely upon the Company's Prospectus Supplement (including the accompanying Prospectus dated September 5, 1995), as the same may be amended from time-to-time prior to the Closing (collectively, the "Prospectus") to be delivered to the Purchaser by the Company pursuant to this Agreement, the documents incorporated by reference in the Prospectus, and other documents publicly filed by the Company with the United States Securities and Exchange Commission (the "SEC"). The Purchaser's knowledge and experience in financial and business matters is such that it is capable







              of evaluating the risks of the investment in the Shares and in making its decision to purchase the Shares hereby subscribed for, it has relied upon the independent investigations made by it and, to the extent believed by it to be appropriate, its representatives, including its own professional, tax and other advisors.

                   (v) The Shares to be acquired by the Purchaser pursuant to this Agreement are being acquired for its own account in the ordinary course of the Purchaser's business and with no intention of distributing or reselling the Shares or any part thereof in any transaction which would be in violation of the securities laws of the United States of America or any State. The Purchaser is not a "broker-dealer" as defined under United States federal securities laws. If the Purchaser should in the future decide to dispose of any of the Shares, the Purchaser understands and agrees that it may do so only in com-pliance with the United States Securities Act of 1933, as amended (the "Act"), as then in effect. The Purchaser is not an "underwriter" as defined in the Act.

                   (vi) The Purchaser hereby further represents and
              warrants that it is an "Accredited Investor" (as such term is defined in Rule 501 of Regulation D under the Act).

              4. Upon acceptance of this Agreement, the Company makes the following representations, warranties and covenants to the
         Purchaser:

                   (i)  The Company has the requisite power and
              authority to enter into and perform this Agreement, the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action, and no further consent or authorization of the Company is required.

                   (ii) The execution, delivery and performance of this
              Agreement by the Company and the consummation by the Company of the transactions contemplated hereby or relating hereto do not and will not (a) result in the vio-lation of any provision of the Company's organizational documents or (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, any agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree of any court or governmental agency applicable to the Company or its properties, subject to the filing of the Prospectus Supplement with the Commission, the approval by the NYSE of the listing of the Shares and, to the extent required, filings with any State securities








              commission or pursuant to any "Blue Sky" laws or regulations.

                   (iii) Prior to the Closing, the Company will file the Prospectus Supplement (including any amendments thereto) with the SEC and deliver a copy of the Prospectus to the Purchaser accompanied by an executed copy of this Agreement and wire transfer instructions regarding delivery of the Aggregate Purchase Price at the Closing. As of the Closing Date, neither the Prospectus, nor any amendments thereto, nor any documents incorporated by reference therein, will include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                   (iv) When paid for in accordance with the terms of
              this Agreement, the Shares shall be validly issued, fully paid and nonassessable.

              5. The obligation hereunder of the Company to sell the Shares to the Purchaser, is subject to the satisfaction, at or before the Closing, of each of the following conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

                   (i) The representations and warranties of the Pur-chaser shall be true and correct as of the date when made and as of the Closing Date as though made at that time.

                   (ii) The Purchaser shall have performed, satisfied
              and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing.

                   (iii) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered or promulgated by any court of gov-ernmental authority or governmental agency of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                   (iv) The issuance of the Shares shall have been
              approved by the NYSE subject to official notice of issuance.

                   (v) On the Closing Date, no stop order or similar restraining order shall have been entered by the SEC or proceeding for that purpose initiated or any state securi-ties administrator prohibiting the sale of the Shares pursuant to this Agreement.








                   (vi) The Company shall have received Subscription
              Agreements, including this Agreement, representing commitments to purchase shares of Common Stock with Aggregate Purchase Prices under all such Subscription Agreements totalling at least U.S.$22 million and each Subscription Agreement shall be in full force and effect and each of the purchasers thereunder shall be prepared to fund its commitment thereunder.

              6. The obligation of the Purchaser hereunder to acquire and pay for the Shares is subject to the satisfaction, at or before the Closing, of each of the following conditions set forth below. These conditions are for the Purchaser's sole benefit and may be waived by such Purchaser at any time in its sole discretion.

                   (i) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date).

                   (ii) The Company shall have performed, satisfied and
              complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

              7. (i) This Agreement, may be terminated at any time by the mutual written consent of the Company and the Purchaser.

                   (ii) This Agreement may be terminated by action of the Purchaser and/or the Company at any time after March 7, 1997 if the sale of the Shares shall not have been consummated by such date.

                   (iii) This Agreement may be terminated by action of the Purchaser if any one or more of the conditions set forth in paragraph 5 of this Agreement has not been fulfilled as of the Closing Date.

                   (iv) This Agreement may be terminated by action of the Company if any one or more of the conditions set forth in paragraph 6 of this Agreement has not been fulfilled as of the Closing Date.

              8. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

              9. The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of







         the provisions of this Agreement were not performed in accordance with their specific terms or are otherwise breached and that the Company and/or the Purchaser would not have an adequate remedy at law. It is accordingly agreed that the par-ties shall be entitled to an injunction or injunctions to pre-vent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

              10. This Agreement contains the entire understanding of the parties with respect to the matters covered hereby, supersedes any and all prior or contemporaneous, written or oral agreements or undertakings with respect thereto and, except as specifically set forth herein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

              11. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon receipt by hand delivery, telecopy or facsimile at the address or number designated below or (b) on the second NYSE Trading Day following the date of mailing by express courier service, fully prepaid, addressed to such ad-dress, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

                   If to the Company:

                        Hecla Mining Company
                        6500 Mineral Drive
                        Coeur d'Alene, Idaho  83814
                        Telecopy:  (208) 769-7612
                        Attention:  John P. Stilwell

                   With a copy to:

                        Wachtell, Lipton, Rosen & Katz
                        51 West 52nd Street
                        New York, New York  10019
                        Telecopy:  (212) 403-2000
                        Attention:  David A. Katz, Esq.


                   If to the Purchaser, at the address and telecopy number set forth on the signature page of this Agreement.

              12. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof;







         nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

              13. Upon execution of this Agreement by the Company, this Agreement and all representations, warranties, covenants and agreements contained in this Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The parties hereto may amend this Agreement without notice to or the consent of any third party. Neither the Company nor the Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent may be withheld for any reason, no reason, or an unreasonable reason, in the sole discretion of the party from whom consent is sought). The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement. The term "successor and assigns" as used in this Agreement shall not include any purchaser, as such purchaser, of the Shares from the Purchaser.

              14. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns exclusively and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

              15. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflict of laws. Each of the parties hereto, and their respective permitted successors and assigns, agrees to submit to the jurisdiction of the state and federal courts located in the State of New York in any action or proceeding arising out of or related to this Agreement. THE PARTIES HERETO WAIVE THEIR RIGHT TO A JURY TRIAL WITH RESPECT TO DISPUTES HEREUNDER.

              16. The provisions set forth in this Agreement (other than the provisions set forth in paragraphs 1 and 2 hereof) and any other document referred to in this Agreement are severable. If any provision of this Agreement, or any other document referred to in this Agreement, is held to be invalid or unenforceable in any jurisdiction by any court of governmental authority or governmental agency of competent jurisdiction, the remaining provisions of this Agreement and any other document referred to in this Agreement, shall not be affected thereby, and shall remain valid and enforceable in such jurisdiction, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

              17. This Agreement may be executed in counterparts, each of which together shall be deemed to be an original, and both of which together shall be considered one and the same agreement and shall become effective when counterparts have







         been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause four additional executed signature pages to be physically delivered to the other party within two NYSE Trading Days of the execution and delivery hereof.






















































                   The Purchaser has caused this Agreement to be duly executed by its authorized officers as of the date first above written. If this Agreement is acceptable to the Company, please acknowledge your agreement and acceptance below and return a copy to the Purchaser as provided herein.


                                       Name of Purchaser:

                                       _________________________________________



                                       By: _____________________________________
                                           Name:
                                           Title:




                                           Name:
                                           Title:

                                       Address of Purchaser:

                                       ________________________________________

                                       ________________________________________

                                       ________________________________________


                                       Name to be used on Common
                                       Stock Certificate:

                                       ________________________________________

                                       Address:

                                       ________________________________________

                                       ________________________________________

                                       ________________________________________

         Agreed and Accepted as of
         this 19th day of February, 1997:

         HECLA MINING COMPANY


         By:
              John P. Stilwell
              Chief Financial Officer


                                      - 9 -